TYG
LISTED
NYSE

Yield

Growth

Quality

2010 3rd Quarter Report

August 31, 2010

Tortoise Energy Infrastructure Corp.[SM]

…Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

September 30, 2010

Dear Fellow Stockholders,

Continued expansion and acquisition activity in the energy infrastructure sector, along with a growing base of investors attracted to high current yield and cash flow stability, led to MLP outperformance versus the broader market this year. With current yields ranging from six to seven percent, MLPs remain attractive investments when compared to other yield oriented equity investments.

Master Limited Partnership Sector Review and Outlook

The Tortoise MLP Total Return Index™ (TMLPT) gained 17.8 percent year-to-date through Aug. 31, 2010, compared to a decline of 4.6 percent for the S&P 500 over the same period. In the third quarter ended Aug. 31, 2010, the TMLPT increased by 11.3 percent compared to a drop of 3.2 percent in the S&P 500 for the same period.

Midstream MLPs benefitted from favorable business fundamentals during the third quarter. Demand for refined products improved as the economic recovery generated greater need for transportation fuels. Natural gas transmission operators continued to profit from growing production in emerging natural gas basins which require new pipeline takeaway capacity. Natural gas gathering and processing companies gained due to an attractive price for, and growing production of, natural gas liquids (NGLs). Our view remains optimistic for all segments of the midstream MLP sector. We think the backdrop for natural gas is particularly positive because natural gas is abundant, sourced domestically and is relatively inexpensive. It is also preferable to other traditional sources of fuel such as coal and petroleum with respect to environmental impact.

Year-to-date merger and acquisition activity totaled more than $35 billion in the MLP sector, an exceptionally high level relative to historical activity and the approximate $217 billion market cap of the entire sector. Acquisition activity focused on infrastructure companies with exposure to shale natural gas plays, natural gas and liquids storage, and the buyout of general partners. Several MLPs acquired their general partners to improve cost of capital and simplify corporate structures. We expect elevated acquisition activity to continue as midstream assets migrate into the MLP sector. To finance the acquisitions and internal growth projects, MLPs raised nearly $30 billion selling debt and equity securities to investors this year. Capital is needed to expand energy infrastructure networks owned by MLPs and we believe investors’ appetite to provide capital for growth remains strong.

Company Performance Review and Outlook

Our total return based on market value, including the reinvestment of distributions, was 1.2 percent for the quarter ended Aug. 31, 2010, and 16.7 percent for the nine months ended Aug. 31, 2010.

We paid a distribution of $0.54 per common share ($2.16 annualized) to our stockholders on Sept. 1, 2010, unchanged from the previous quarter. This represents an annualized yield of 6.6 percent based on a closing price of $32.66 on Aug. 31, 2010. We expect to maintain a quarterly distribution of $0.54 per share and intend to grow our distribution once we believe such an increase is sustainable with adequate distribution coverage.

Additional information about our financial performance is available in the Management’s Discussion of this report.

Conclusion

The essential nature of the underlying assets owned by MLPs, as well as their growth opportunities, favorable long-term contracts with inflation hedging mechanisms and quality management teams, make these companies attractive long-term investments, in our view.

Thank you for your investment. We appreciate your confidence in us and we look forward to our continued pursuit of yield, growth and quality investments on your behalf.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2010 3rd Quarter Report     1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2009		2010
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$16,554	$17,654	$19,426	$20,034	$20,178
Dividends paid in stock	2,836	1,843	2,044	1,969	1,993
Total from investments	19,390	19,497	21,470	22,003	22,171
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,083	2,253	2,584	2,946	3,097
Other operating expenses	340	338	397	441	377
	2,423	2,591	2,981	3,387	3,474
Distributable cash flow before leverage costs and current taxes	16,967	16,906	18,489	18,616	18,697
Leverage costs(2)	4,058	4,028	4,032	3,880	3,825
Current income tax expense	25	26	24	137	134
Distributable Cash Flow(3)	$12,884	$12,852	$14,433	$14,599	$14,738
Distributions paid on common stock	$12,752	$12,947	$14,497	$14,536	$14,567
Distributions paid on common stock per share	0.54	0.54	0.54	0.54	0.54
Payout percentage for period(4)	99.0%	100.7%	100.4%	99.6%	98.8%
Net realized gain (loss), net of income taxes, for the period	5,128	11,418	3,545	17,545	5,775
Total assets, end of period	895,475	1,000,278	1,205,941	1,195,309	1,307,719
Average total assets during period(5)	878,521	948,734	1,114,507	1,232,509	1,285,312
Leverage (long-term debt obligations, preferred stock and short-term borrowings)(6)	244,400	250,400	255,375	262,575	271,075
Leverage as a percent of total assets	27.3%	25.0%	21.2%	22.0%	20.7%
Unrealized appreciation, net of income taxes, end of period	152,114	218,575	291,147	275,046	345,211
Net assets, end of period	542,223	613,601	753,374	736,965	796,270
Average net assets during period(7)	533,801	587,503	689,774	769,890	802,057
Net asset value per common share	22.92	25.53	28.06	27.38	29.52
Market value per share	25.82	29.50	30.46	32.84	32.66
Shares outstanding	23,659,394	24,037,087	26,845,987	26,918,015	26,976,691

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	8.76%	8.24%	7.81%	7.08%	6.84%
Operating expenses before leverage costs and current taxes	1.09%	1.10%	1.08%	1.09%	1.07%
Distributable cash flow before leverage costs and current taxes	7.67%	7.14%	6.73%	5.99%	5.77%
As a Percent of Average Net Assets
Distributable cash flow(3)	9.58%	8.77%	8.49%	7.52%	7.29%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, other recurring leverage expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions, other non-recurring leverage expenses and amortization of debt issuance costs; and decreased by distributions to preferred stockholders and current taxes paid.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $28,100,000 as of August 31, 2010.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on average net assets.

2      Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Market values of our MLP investments increased during 3rd quarter 2010 from their levels at May 31, 2010, contributing to an increase of $112 million in total assets. Distribution increases from our MLP investments were in-line with our expectations while the increase in total assets during the quarter resulted in increased asset-based expenses. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes generated from realized gains). Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as current taxes paid. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 3rd quarter 2010 was approximately $22.2 million, representing a 14 percent increase as compared to 3rd quarter 2009 and a 0.8 percent increase or approximately $0.2 million as compared to 2nd quarter 2010. The change from 2nd quarter 2010 reflects distribution increases from our MLP investments which were partially offset by the reallocation of approximately $14 million in our portfolio holdings into new MLP initial public offerings in which full distributions will not be received until future quarters.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.07 percent of average total assets for the 3rd quarter 2010, a decrease of 0.02 percent as compared to the 3rd quarter 2009 and the 2nd quarter 2010. Advisory fees for the 3rd quarter 2010 increased 5 percent from 2nd quarter 2010 as a result of increased average managed assets for the quarter. Average managed assets increased primarily as a result of increased MLP asset values during the quarter. Yields on our MLP investments are currently slightly below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields continue to decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses decreased from 2nd quarter 2010 which reflected non-recurring expenses for fund administration and professional fees.

Leverage costs consist of two major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $3.8 million for the 3rd quarter 2010 as compared to $3.9 million for 2nd quarter 2010 and $4.1 million for 3rd quarter 2009. The decrease from 2nd quarter 2010 is primarily the result of improved terms included in the amendment to our credit facility which became effective June 20, 2010 even though we had slightly higher utilization of our credit facility during the quarter.

2010 3rd Quarter Report     3

Management’s Discussion (Unaudited) (Continued)

The weighted average annual rate of our leverage at August 31, 2010 was 5.49 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as the utilization of our credit facility varies and our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 3rd quarter 2010, our DCF was approximately $14.7 million, an increase of 14.4 percent as compared to 3rd quarter 2009 and an increase of 1.0 percent as compared to 2nd quarter 2010. The changes are the net result of increased distributions and expenses as outlined above. We declared a distribution of $14.6 million, or 98.8 percent of DCF, during the quarter. On a per share basis, we declared a $0.54 distribution on August 9, 2010. This is unchanged as compared to 3rd quarter 2009 and 2nd quarter 2010.

Market values of our assets and asset-based expenses have increased more than the distributions from our MLPs over the last year, eroding the cushion we built into our distribution payout percentage in early 2009. Factoring in moderate increases in projected distributions we receive from MLPs, projected expenses and our desire to reestablish a cushion in our distribution payout percentage, we currently expect to maintain a quarterly distribution to our stockholders of $0.54 per share for the 4th quarter 2010.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2010 YTD and the 3rd quarter 2010 (in thousands):

	2010 YTD	3rd Qtr 2010
Net Investment Loss, before Income Taxes	$(18,447)	$(5,249)
Adjustments to reconcile to DCF:
Dividends paid in stock	6,006	1,993
Return of capital on distributions	55,609	18,055
Amortization of debt issuance costs	916	73
Amortization of other leverage expenses	224	—
Distributions to auction preferred stockholders	(243)	—
Current income tax expenses	(295)	(134)
DCF	$43,770	$14,738

Liquidity and Capital Resources

We had total assets of $1.308 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 3rd quarter 2010, total assets increased $112 million to approximately $1.308 billion. This change was primarily the result of net realized and unrealized gains on investments of approximately $104 million during the quarter (excluding return of capital on distributions reflected during the quarter) and the purchase of approximately $8 million in portfolio securities during the quarter utilizing our bank credit facility.

Total leverage outstanding at August 31, 2010 of $271.1 million is comprised of approximately $170 million in senior notes, $73 million in preferred shares and $28.1 million outstanding under the credit facility. Total leverage represented 20.7 percent of total assets at August 31, 2010, as compared to 22.0 percent as of May 31, 2010 and 27.3 percent as of August 31, 2009. We have a long-term leverage target ratio of 25 percent of total assets at time of incurrence. Temporary increases of up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of approximately $243 million is comprised of 70 percent private placement debt and 30 percent publicly traded preferred equity with a weighted average fixed rate of 5.92 percent and remaining weighted average laddered maturity of approximately 6.0 years.

Our MRP stock has an optional redemption feature allowing us to redeem all or a portion of the stock after December 31, 2012 and on or prior to December 31, 2013 at $10.10 per share. An optional redemption after December 31, 2013 and on or prior to December 31, 2014 will be at $10.05 per share. Any redemption after December 31, 2014 will be at the liquidation preference amount of $10.00 per share.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 8 and Note 9 in the Notes to Financial Statements. Our coverage ratios are updated each week on our web site at www.tortoiseadvisors.com.

During the quarter, we issued 58,676 shares as part of our dividend reinvestment plan.

Taxation of our Distributions and Income Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2009 were comprised of 100 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the entire amount of the 2009 distribution. This information is reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com. We currently expect the tax characterization of our 2010 distributions to be in the range of 40 percent to 60 percent return of capital.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2010, our investments are valued at $1.305 billion, with an adjusted cost of $749 million. The $556 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a deferred tax liability or deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforward and net operating losses. At August 31, 2010, the balance sheet reflects a deferred tax liability of approximately $221 million or $8.20 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

For the 2009 fiscal year, we had regular taxable income of approximately $26.1 million before applying net operating loss (“NOL”) carryforwards. The taxable income was primarily generated from the sale of portfolio securities during the year. We utilized NOL carryforwards to completely offset our regular taxable income. However, as a corporation, we are also subject to Alternative Minimum Tax (“AMT”). The AMT calculation limits the amount of NOL carryforward which can be utilized to offset AMT income to 90 percent of AMT income. As a result, we paid $539,000 in AMT even though we had NOLs in excess of the entire AMT income. The AMT paid can be carried forward indefinitely and may be credited in the future against regular income tax, if any. The AMT was paid utilizing a portion of the realized gain from the sale of portfolio securities, with the remaining proceeds reinvested into the portfolio.

4      Tortoise Energy Infrastructure Corp.

Schedule of Investments August 31, 2010
(Unaudited)
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 163.8%(1)

Crude/Refined Products Pipelines — 66.6%(1)
United States — 66.6%(1)
Blueknight Energy Partners, L.P.(2)	342,162	$3,011,026
Buckeye Partners, L.P.	637,700	38,937,962
Enbridge Energy Partners, L.P.	1,815,700	97,593,875
Holly Energy Partners, L.P.	616,000	30,800,000
Kinder Morgan Management, LLC(3)	1,861,824	109,977,967
Magellan Midstream Partners, L.P.	1,498,100	72,597,926
NuStar Energy L.P.	1,011,900	57,668,181
Plains All American Pipeline, L.P.	993,100	59,625,724
Sunoco Logistics Partners L.P.	807,900	59,824,995
		530,037,656
Natural Gas/Natural Gas Liquids Pipelines — 64.9%(1)
United States — 64.9%(1)
Boardwalk Pipeline Partners, LP	1,761,700	53,837,552
Duncan Energy Partners L.P.	424,700	11,781,178
El Paso Pipeline Partners, L.P.	1,254,300	39,272,133
Energy Transfer Equity, L.P.	522,610	18,160,697
Energy Transfer Partners, L.P.	2,130,500	97,342,545
Enterprise Products Partners L.P.	3,069,800	113,490,506
Niska Gas Storage Partners LLC	501,300	9,464,544
ONEOK Partners, L.P.	774,400	53,278,720
PAA Natural Gas Storage, L.P.	285,167	6,806,936
Spectra Energy Partners, LP	493,020	15,885,104
TC PipeLines, LP	1,552,100	67,438,745
Williams Partners L.P.	215,400	9,070,494
Williams Pipeline Partners L.P.	669,600	21,333,456
		517,162,610
Natural Gas Gathering/Processing — 21.7%(1)
United States — 21.7%(1)
Chesapeake Midstream Partners, L.P.	358,116	8,433,632
Copano Energy, L.L.C.	999,440	25,105,933
DCP Midstream Partners, LP	1,106,100	35,129,736
MarkWest Energy Partners, L.P.	1,066,900	35,549,108
Regency Energy Partners LP	726,700	17,280,926
Targa Resources Partners LP	1,822,225	46,084,070
Western Gas Partners LP	205,075	4,938,206
		172,521,611
Propane Distribution — 10.0.%(1)
United States — 10.0%(1)
Inergy, L.P.	2,135,500	79,526,020
Shipping — 0.6%(1)
Republic of the Marshall Islands — 0.6%(1)
Teekay LNG Partners L.P.	156,200	5,131,170
Total Master Limited Partnerships and
Related Companies (Cost $748,618,903)		1,304,379,067
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Government Portfolio —
Class I, 0.06%(4) (Cost $747,704)	747,704	747,704
Total Investments — 163.9%(1)
(Cost $749,366,607)		1,305,126,771
Other Assets and Liabilities — (33.4%)(1)		(265,881,628)
Long-Term Debt Obligations — (21.3%)(1)		(169,975,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (9.2%)(1)		(73,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$796,270,143

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of August 31, 2010.

See accompanying Notes to Financial Statements.

2010 3rd Quarter Report     5

Statement of Assets & Liabilities August 31, 2010
(Unaudited)

Assets
Investments at fair value (cost $749,366,607)	$1,305,126,771
Prepaid expenses and other assets	2,592,031
Total assets	1,307,718,802
Liabilities
Payable to Adviser	2,143,636
Distribution payable to common stockholders	14,567,428
Accrued expenses and other liabilities	2,297,993
Current tax liability	187,568
Deferred tax liability	221,177,034
Short-term borrowings	28,100,000
Long-term debt obligations	169,975,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 7,300,000 shares outstanding)	73,000,000
Total liabilities	511,448,659
Net assets applicable to common stockholders	$796,270,143
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 26,976,691 shares issued
and outstanding (100,000,000 shares authorized)	$26,977
Additional paid-in capital	438,624,655
Accumulated net investment loss, net of income taxes	(50,958,847)
Undistributed realized gain, net of income taxes	63,366,756
Net unrealized appreciation of investments, net of income taxes	345,210,602
Net assets applicable to common stockholders	$796,270,143
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$29.52

Statement of Operations Period from December 1, 2009 through August 31, 2010
(Unaudited)

Investment Income
Distributions from master limited partnerships	$59,638,387
Less return of capital on distributions	(55,608,986)
Net distributions from master limited partnerships	4,029,401
Dividends from money market mutual funds	120
Total Investment Income	4,029,521
Operating Expenses
Advisory fees	8,627,342
Administrator fees	358,642
Professional fees	203,248
Franchise fees	177,566
Reports to stockholders	123,408
Directors’ fees	94,032
Custodian fees and expenses	77,819
Fund accounting fees	60,072
Registration fees	31,298
Stock transfer agent fees	12,470
Other operating expenses	76,639
Total Operating Expenses	9,842,536
Interest expense	7,912,370
Distributions to mandatory redeemable preferred stockholders	3,269,830
Amortization of debt issuance costs	916,083
Other leverage expenses	536,366
Total Leverage Expenses	12,634,649
Total Expenses	22,477,185
Net Investment Loss, before Income Taxes	(18,447,664)
Current tax expense	(768,177)
Deferred tax benefit	6,200,499
Income tax benefit, net	5,432,322
Net Investment Loss	(13,015,342)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	43,302,165
Deferred tax expense	(16,437,502)
Net realized gain on investments	26,864,663
Net unrealized appreciation of investments, before income taxes	204,120,087
Deferred tax expense	(77,483,985)
Net unrealized appreciation of investments	126,636,102
Net Realized and Unrealized Gain on Investments	153,500,765
Distributions to Auction Preferred Stockholders	(243,068)
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$140,242,355

See accompanying Notes to Financial Statements.

6      Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Period from
	December 1, 2009
	through	Year Ended
	August 31, 2010	November 30, 2009
	(Unaudited)
Operations
Net investment loss	$(13,015,342)	$(4,715,122)
Net realized gain on investments	26,864,663	8,318,498
Net unrealized appreciation of investments	126,636,102	243,398,679
Distributions to auction preferred stockholders	(243,068)	(4,435,816)
Net increase in net assets applicable to common stockholders resulting from operations	140,242,355	242,566,239
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(43,599,974)	(51,017,299)
Total distributions to common stockholders	(43,599,974)	(51,017,299)
Capital Stock Transactions
Proceeds from shelf offerings of 2,808,900 and 391,700 common shares, respectively	85,728,268	10,426,227
Underwriting discounts and offering expenses associated with the issuance of common stock	(3,594,699)	(455,249)
Issuance of 130,704 and 202,596 common shares from reinvestment of distributions to stockholders, respectively	3,892,832	5,050,123
Net increase in net assets applicable to common stockholders from capital stock transactions	86,026,401	15,021,101
Total increase in net assets applicable to common stockholders	182,668,782	206,570,041
Net Assets
Beginning of period	613,601,361	407,031,320
End of period	$796,270,143	$613,601,361
Accumulated net investment loss, net of income taxes, end of period	$(50,958,847)	$(37,943,505)

See accompanying Notes to Financial Statements.

2010 3rd Quarter Report     7

Statement of Cash Flows Period from December 1, 2009 through August 31, 2010
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$59,638,387
Dividend income received	142
Purchases of long-term investments	(196,967,056)
Proceeds from sales of long-term investments	82,900,652
Purchases of short-term investments, net	(702,817)
Interest expense paid	(7,289,533)
Distributions to mandatory redeemable preferred stockholders	(2,889,617)
Other leverage expenses paid	(197,500)
Income taxes paid	(579,457)
Operating expenses paid	(9,246,891)
Net cash used in operating activities	(75,333,690)
Cash Flows From Financing Activities
Advances from revolving line of credit	158,600,000
Repayments on revolving line of credit	(140,900,000)
Issuance of common stock	85,728,268
Issuance of mandatory redeemable preferred stock	73,000,000
Redemption of auction preferred stock	(70,000,000)
Issuance of long-term debt obligations	59,975,000
Redemption of long-term debt obligations	(60,000,000)
Common stock issuance costs	(3,578,116)
Debt issuance costs	(2,108,637)
Distributions paid to common stockholders	(25,139,757)
Distributions paid to auction preferred stockholders	(243,068)
Net cash provided by financing activities	75,333,690
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$140,242,355
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(196,967,056)
Return of capital on distributions received	55,608,986
Proceeds from sales of long-term investments	82,900,616
Purchases of short-term investments, net	(702,817)
Deferred tax expense	87,720,988
Net unrealized appreciation of investments	(204,120,087)
Net realized gain on investments	(43,302,165)
Amortization of debt issuance costs	916,083
Distributions to auction preferred stockholders	243,068
Changes in operating assets and liabilities:
Decrease in prepaid expenses and other assets	247,097
Increase in payable to Adviser	601,144
Increase in current tax liability	187,568
Increase in accrued expenses and other liabilities	1,090,530
Total adjustments	(215,576,045)
Net cash used in operating activities	$(75,333,690)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$3,892,832

See accompanying Notes to Financial Statements.

8      Tortoise Energy Infrastructure Corp.

Financial Highlights
	Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2010	2009	2008	2007	2006	2005
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$25.53	$17.36	$32.96	$31.82	$27.12	$26.53
Income (Loss) from Investment Operations
Net investment loss(2)(3)	(0.49)	(0.16)	(0.29)	(0.61)	(0.32)	(0.16)
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(2)(3)	6.00	10.65	(12.76)	4.33	7.41	2.67
Total income (loss) from investment operations	5.51	10.49	(13.05)	3.72	7.09	2.51
Distributions to Auction Preferred Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)	(0.11)
Total distributions to auction preferred stockholders	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)	(0.11)
Distributions to Common Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	(1.62)	(2.16)	(2.23)	(2.19)	(2.02)	(1.79)
Total distributions to common stockholders	(1.62)	(2.16)	(2.23)	(2.19)	(2.02)	(1.79)
Capital Stock Transactions
Underwriting discounts and offering costs on issuance of common and
auction preferred stock(4)	—	—	(0.01)	(0.08)	(0.14)	(0.02)
Premiums less underwriting discounts and offering costs on issuance
of common stock(5)	0.11	0.03	0.09	0.08	—	—
Total capital stock transactions	0.11	0.03	0.08	—	(0.14)	(0.02)
Net Asset Value, end of period	$29.52	$25.53	$17.36	$32.96	$31.82	$27.12
Per common share market value, end of period	$32.66	$29.50	$17.11	$32.46	$36.13	$28.72
Total Investment Return Based on Market Value(6)	16.72%	88.85%	(42.47)%	(4.43)%	34.50%	13.06%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$796,270	$613,601	$407,031	$618,412	$532,433	$404,274
Average net assets (000’s)	$754,375	$500,661	$573,089	$659,996	$446,210	$414,802
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.52%	1.54%	1.82%	1.79%	1.62%	1.53%
Other operating expenses	0.22	0.26	0.27	0.25	0.30	0.35
Expense reimbursement	—	(0.03)	(0.19)	(0.19)	(0.22)	(0.37)
Subtotal	1.74	1.77	1.90	1.85	1.70	1.51
Leverage expenses(8)	2.23	2.54	3.42	2.71	2.05	1.28
Income tax expense (benefit)(9)	15.63	29.98	(32.24)	6.44	16.06	5.94
Total expenses	19.60%	34.29%	(26.92)%	11.00%	19.81%	8.73%

See accompanying Notes to Financial Statements.

2010 3rd Quarter Report     9

Financial Highlights (Continued)
	Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2010	2009	2008	2007	2006	2005
	(Unaudited)
Ratio of net investment loss to average net assets
before expense reimbursement(7)(8)	(2.30)%	(0.97)%	(2.09)%	(2.08)%	(1.52)%	(1.01)%
Ratio of net investment loss to average net assets
after expense reimbursement(7)(8)	(2.30)%	(0.94)%	(1.90)%	(1.89)%	(1.30)%	(0.64)%
Portfolio turnover rate(7)	9.15%	17.69%	5.81%	9.30%	2.18%	4.92%
Long-term debt obligations, end of period (000’s)	$169,975	$170,000	$210,000	$235,000	$165,000	$165,000
Short-term borrowings, end of period (000’s)	$28,100	$10,400	—	$38,050	$32,450	—
Preferred stock, end of period (000’s)	$73,000	$70,000	$70,000	$185,000	$70,000	$70,000
Per common share amount of long-term debt obligations outstanding,
end of period	$6.30	$7.07	$8.96	$12.53	$9.86	$11.07
Per common share amount of net assets, excluding long-term debt obligations,
end of period	$35.82	$32.60	$26.32	$45.49	$41.68	$38.19
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(10)(11)	$5,389	$4,789	$3,509	$3,942	$4,051	$3,874
Asset coverage ratio of long-term debt obligations and
short-term borrowings(10)(11)	539%	479%	351%	394%	405%	387%
Asset coverage, per $25,000 liquidation value per share of auction
preferred stock(11)(12)	—	$86,262	$64,099	$58,752	$74,769	$68,008
Asset coverage, per $10 liquidation value per share of mandatory
redeemable preferred stock(12)	$39	—	—	—	—	—
Asset coverage ratio of preferred stock(11)(12)	394%	345%	256%	235%	299%	272%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2009, 2008, 2007, 2006, and 2005 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(3)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share.
(4)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008. Represents the effect of the issuance of auction preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006. Represents the effect of the issuance of auction preferred stock for the year ended November 30, 2005.
(5)	Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the period from December 1, 2009 through August 31, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009. Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007. The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.
(6)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2009 through August 31, 2010, the Company accrued $768,177 for current income tax expense and $87,720,988 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $230,529 for current income tax benefit and $150,343,906 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for current income tax expense and $185,024,497 for deferred income tax benefit. The Company accrued $42,516,321, $71,661,802, and $24,659,420 for the years ended November 30, 2007, 2006, and 2005, respectively, for current and deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(11)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10      Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) August 31, 2010

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2008 through November 30, 2009, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent of total distributions as investment income and approximately 87 percent as return of capital.

Subsequent to November 30, 2009, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2008 through November 30, 2009 based on the 2009 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2,282,000 or $0.085 per share ($1,416,000 or $0.053 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $2,035,000 or $0.076 per share ($1,262,000 or $0.047 per share, net of deferred tax expense) and an increase in realized gains of approximately $247,000 or $0.009 per share ($154,000 or $0.006 per share, net of deferred tax expense) for the period from December 1, 2009 through August 31, 2010.

Subsequent to the period ended February 28, 2010, the Company reallocated the amount of investment income and return of capital recognized in the current fiscal year based on its revised 2010 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $813,000 or $0.030 per share ($504,000 or $0.019 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $904,000 or $0.033 per share ($561,000 or $0.021 per share, net of deferred tax expense) and a decrease in realized gains of approximately $91,000 or $0.003 per share ($57,000 or $0.002 per share, net of deferred tax benefit).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their

2010 3rd Quarter Report     11

Notes to Financial Statements (Unaudited) (Continued)

ultimate characterization for federal income tax purposes. For the year ended November 30, 2009 and the period ended August 31, 2010, the Company’s distributions to common stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2009, the Company’s distributions for tax purposes were comprised of 100 percent return of capital. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2010.

Distributions to auction preferred stockholders were based on variable rates set at auctions, normally held every 28 days unless a special rate period was designated. Distributions to auction preferred stockholders were accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to auction preferred stockholders were payable on the first day following the end of the rate period or the first day of the month if the rate period was longer than one month. Distributions to mandatory redeemable preferred (“MRP”) stockholders are paid on the first business day of each month and are accrued daily based on a fixed annual rate of 6.25 percent. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2009 and the period ended August 31, 2010, the Company’s distributions to preferred stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2009, the Company’s distributions for tax purposes were comprised of 100 percent return of capital. The tax character of distributions paid to preferred stockholders for the current year will be determined subsequent to November 30, 2010.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $184,054 related to the issuance of common stock were recorded to additional paid-in capital during the period ended August 31, 2010. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. The amounts of such capitalized costs (excluding underwriter commissions) for the Series F Notes, Series G Notes and MRP Stock issued in December 2009 were $40,189, $40,215 and $298,496, respectively.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended August 31, 2010.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Company has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

12      Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$16,240,546
Capital loss carryforwards	21,092,329
Alternative minimum tax credit carryforward	605,833
37,938,708
Deferred tax liabilities:
Basis reduction of investment in MLPs	48,093,568
Net unrealized gains on investment securities	211,022,174
259,115,742
Total net deferred tax liability	$221,177,034

At August 31, 2010, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets based on the Company’s estimates of the timing of the reversal of deferred tax liabilities. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2010, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and realized and unrealized gains for the period ended August 31, 2010, as follows:

Application of statutory income tax rate	$80,141,105
State income taxes, net of federal tax benefit	6,777,648
Foreign tax expense, net of federal tax benefit	271,752
Other	1,298,660
Total income tax expense	$88,489,165

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2009 through August 31, 2010, the components of income tax expense include current foreign tax expense (for which the federal tax benefit is reflected in deferred tax expense) of $379,987, current state income tax of $109,585, alternative minimum tax of $278,605 and deferred federal and state income tax expense (net of federal tax benefit) of $80,880,785 and $6,840,203, respectively.

As of November 30, 2009, the Company had a net operating loss for federal income tax purposes of approximately $19,832,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $16,549,000, $1,080,000 and $2,203,000 in the years ending November 30, 2026, 2027 and 2028, respectively. As of November 30, 2009, the Company had a capital loss carryforward of approximately $77,500,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire as follows: $39,500,000 and $38,000,000 in the years ending November 30, 2013 and 2014, respectively. The amount of deferred tax for these items at August 31, 2010 also includes amounts for the period from December 1, 2009 through August 31, 2010. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2009, an alternative minimum tax credit of $605,833 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of August 31, 2010, the aggregate cost of securities for federal income tax purposes was $622,671,223. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $686,329,041, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $3,873,493 and the net unrealized appreciation was $682,455,548.

2010 3rd Quarter Report     13

Notes to Financial Statements (Unaudited) (Continued)

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2010. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2010	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,304,379,067	$1,304,379,067	$—	$—
Total Equity Securities	1,304,379,067	1,304,379,067	—	—
Other:
Short-Term Investment(b)	747,704	747,704	—	—
Total Other	747,704	747,704	—	—
Total	$1,305,126,771	$1,305,126,771	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2010.

The changes for all Level 3 assets measured at fair value on a recurring basis using significant unobservable inputs for the period ended August 31, 2010, are as follows:

Fair value beginning balance	$5,594,789
Transfers out of Level 3	(5,594,789)
Fair value ending balance	$—

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

For the period ended August 31, 2010, Copano Energy, L.L.C. Class D Common Units in the amount of $5,594,789 were transferred out of Level 3 when they converted into registered and unrestricted common units of Copano Energy, L.L.C. There were no other transfers between levels.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Investment Transactions

For the period from December 1, 2009 through August 31, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $196,967,056 and $82,900,616 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $169,975,000 aggregate principal amount of private senior notes, Series E, Series F, and Series G (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

On December 21, 2009, the Company fully redeemed its Series A Notes in the amount of $60,000,000. The weighted-average interest rate for the period from December 1, 2009 through December 21, 2009 (date of redemption) was 6.75 percent. The unamortized balance of commissions that were paid to the agent at the beginning of the special rate period was expensed in the amount of $129,918 and is included in other leverage expenses in the accompanying Statement of Operations. The unamortized balance of allocated capital costs was expensed and resulted in a loss on early redemption in the amount of $706,819, which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

Estimated fair values of the Notes were calculated, for disclosure purposes, using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rates of the Notes and the AAA corporate finance debt rate. At August 31, 2010, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The following table shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate for each series of Notes outstanding at August 31, 2010.

14      Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series E	April 10, 2008	April 10, 2015	$110,000,000	$123,336,480	6.11%
Series F	December 21, 2009	December 21, 2012	29,975,000	31,581,169	4.50%
Series G	December 21, 2009	December 21, 2016	30,000,000	33,534,271	5.85%
			$169,975,000	$188,451,920

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 7,475,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) Stock and 7,300,000 shares are outstanding at August 31, 2010. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared, and is mandatorily redeemable on December 31, 2019. The Company issued 6,500,000 and 800,000 shares of MRP Stock on December 14, 2009 and December 21, 2009, respectively. The MRP Stock pays cash distributions on the first business day of each month at an annual rate of 6.25 percent. The shares of MRP Stock trade on the NYSE under the symbol “TYG Pr A.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At August 31, 2010, the estimated fair value of the MRP Stock is based on the closing market price of $10.62 per share. The following table shows the mandatory redemption date, number of shares outstanding, aggregate liquidation preference, estimated fair value and the fixed rate as of August 31, 2010.

	Mandatory		Aggregate
	Redemption	Shares	Liquidation	Estimated	Fixed
Series	Date	Outstanding	Preference	Fair Value	Rate
MRP Stock	December 31, 2019	7,300,000	$73,000,000	$77,526,000	6.25%

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

At November 30, 2009, the Company had 1,400 shares of Auction Preferred I Stock and 1,400 shares of Auction Preferred II Stock outstanding with a total liquidation value of $70,000,000. On December 21, 2009, the Company fully redeemed Auction Preferred I Stock at liquidation value in the amount of $35,000,000 and Auction Preferred II Stock at liquidation value in the amount of $35,000,000. The weighted-average rate for the period from December 1, 2009 through December 21, 2009 (date of redemptions) was 6.25 percent for the Auction Preferred I Stock and 6.25 percent for the Auction Preferred II Stock.

10. Credit Facility

The Company had a revolving loan commitment amount of $70,000,000 that matured on June 20, 2010. U.S. Bank, N.A. served as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances on the credit facility accrued interest at a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.25 percent.

On June 20, 2010, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2011. The terms of the amendment provide for an unsecured revolving credit facility of $70,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2010 was approximately $27,100,000 and 2.07 percent, respectively. At August 31, 2010, the principal balance outstanding was $28,100,000 at an interest rate of 1.51 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2010, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 26,976,691 shares outstanding at August 31, 2010. Transactions in common stock for the period ended August 31, 2010, were as follows:

Shares at November 30, 2009	24,037,087
Shares sold through shelf offerings	2,808,900
Shares issued through reinvestment of distributions	130,704
Shares at August 31, 2010	26,976,691

12. Subsequent Events

On September 1, 2010, the Company paid a distribution in the amount of $0.54 per common share, for a total of $14,567,413. Of this total, the dividend reinvestment amounted to $1,595,469.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2010 3rd Quarter Report     15

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2010, the aggregate compensation paid by the Company to the independent directors was $90,750. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2010 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16      Tortoise Energy Infrastructure Corp.

Office of the Company	ADMINISTRATOR
and of the Investment Adviser	U.S. Bancorp Fund Services, LLC
Tortoise Capital Advisors, L.L.C.	615 East Michigan St.
11550 Ash Street, Suite 300	Milwaukee, Wis. 53202
Leawood, Kan. 66211
(913) 981-1020	CUSTODIAN
(913) 981-1021 (fax)	U.S. Bank, N.A.
www.tortoiseadvisors.com	1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
Managing Directors of
Tortoise Capital Advisors, L.L.C.	TRANSFER, DIVIDEND DISBURSING
H. Kevin Birzer	AND DIVIDEND REINVESTMENT AND
Zachary A. Hamel	CASH PURCHASE PLAN AGENT
Kenneth P. Malvey	Computershare Trust Company, N.A. / Computershare Inc.
Terry Matlack	P.O. Box 43078
David J. Schulte	Providence, R.I. 02940-3078
(888) 728-8784
Board of Directors of	(312) 588-4990
Tortoise Energy Infrastructure Corp.	www.computershare.com

H. Kevin Birzer, Chairman	LEGAL COUNSEL
Tortoise Capital Advisors, L.L.C.	Husch Blackwell LLP
4801 Main St.
Conrad S. Ciccotello	Kansas City, Mo. 64112
Independent
INVESTOR RELATIONS
John R. Graham	(866) 362-9331
Independent	info@tortoiseadvisors.com

Charles E. Heath	STOCK SYMBOL
Independent	Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
				Total Assets
	Ticker/	Primary Target	Investor	as of 9/30/10
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,382
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$729
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise North	TYN	U.S. Energy Infrastructure	Retirement Accounts	$183
American Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy	Retirement Accounts	$199
Infrastructure Fund, Inc.	July 2009	Investment Grade Debt	Pension Plans
		and Dividend-Paying	Taxable Accounts
		Equity Securities

Tortoise MLP Fund, Inc.	NTG	U.S. Energy Infrastructure	Retirement Accounts	$1,084
	July 2010	Natural Gas Energy	Pension Plans	(as of 8/31/10)
		Infrastructure Emphasis	Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$90
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/10)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TYG LISTED NYSE

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.

11550 Ash Street, Suite 300 • Leawood, Kan. 66211 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com